UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 9, 2007
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                      Transnational Financial Network, Inc.
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        (Exact name of small business issuer as specified in its charter)


California                           1-14219                      94-2964195
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(State or other jurisdiction         (Commission File       (I.R.S.Employer
of incorporation)                       Number)             Identification No.)

401 Taraval Street, San Francisco, CA                              94116
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(Address of principal executive offices)                        (Zip Code)


(Registrant's telephone number, including area code: (415) 242-7800


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(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
        Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
        Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

In preparing the materials for the Form 10-QSB to be filed with respect to the three months and nine months ended January 31, 2007, we re-examined our treatment of loan losses and indemnifications related thereto for the prior three reporting periods. We found that we had misstated our loan losses and/or related indemnifications for the three and six months ended October 31, 2006. We found no such problems for the quarter ended July 31, 2006 or for the year ended April 30, 2006.

Upon completion of the filing of our Form 10-QSB for the period ended January 31, 2007, we will file amended financial statements for the period ended October 31, 2006.

The following table shows our current best judgment of the impact of these restatements on the Statement of Operations and Balance Sheet as of October 31, 2006:



                                    Second Quarter ended October 31, 2006          Six Months ended October 31, 2006
                                    -------------------------------------          ---------------------------------
                                 As Reported          Restated     % Chg.       As Reported          Restated     % Chg.
                                 -----------          --------     ------       -----------          --------     ------
Loan Loss Expense                $  36,000        $    625,227       nm         $    38,500       $    627,727       nm
Other Int Inc (Expense)          $  22,938        $     22,885      0.2%        $    45,874       $     45,821      0.1%
Net Loss                         $(915,260)       $ (1,504,540)    64.4%        $(1,663,555)      $ (2,252,835)    35.4%
                                  =========        ===========                   ==========       ============
Earnings per Share               $  (0.09)        $     (0.15)     66.7%        $    (0.16)       $     (0.22)     37.5 %


The changes to our Loan Loss Expense for both the quarter and six months ended October 31, 2006 are comprised of the following amounts:

         Loan Loss Indemnifications              $ 414,227
         Addition to Loan Loss Reserves            175,000
         Interest Expense                               53
                                                        --
         Total                                   $ 589,280

Balance Sheet Items at:
October 31, 2006                               As Reported       Restated         % Chg
----------------                               -----------       --------         -----
Mortgage Loans Held for Sale
   Allowance                                        23,359         203,740        nm
Short-term portion of
 Loans Payable                                $     17,327    $    263,726        nm
Note Payable  (Long-Term)                     $          0    $    162,500        nm
                                                         -        --------
Accumulated Deficit                           $(13,595,105)   $(14,184,385)      4.3%
                                              =============   =============


The following is the substantive discussion of Controls and Procedures we expect to file accompanying our soon-to-be-filed Form 10-QSB for the period ending January 31, 2007.

The Company maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Company's Securities Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, and that such information is accumulated and communicated to the Company's management, including its Chief Executive Officer and its Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. Based upon that evaluation and except as noted below, the Chief Executive Officer and the Chief Financial Officer concluded that the Company's disclosure controls and procedures were effective. Except as noted below, there have been no significant changes in the Company's internal controls or in other factors that could significantly affect these controls, and no corrective actions taken with regard to significant deficiencies or material weaknesses in such controls, subsequent to the date of our most recent evaluation of internal controls.

For the five years ending April 30, 2006, our wholesale division funded between 1,764 and 2,643 loans, and in each of those years we have generally been able to cure any loan identified as a problem that was sold to investors, taking a charge or incurring an expense for any such loan upon final resolution. Through the end of our last fiscal year, any such additional expense taken has been immaterial. For the last four quarters ending January 31, 2007, our wholesale division funded 1,615 loans.

Because of the success of our ability to cure any loan identified as a problem loan, we did not have a formal process to review and quantify the loss with respect to any loan so identified.

Management now meets every week to discuss the progress of all open early payment default and premium recapture claims. We evaluate and decide how to proceed on new and old claims. Depending on the type of claim, we arrange for Demand Letters to be sent to the mortgage broker and borrower. We also, decide what matters should continue the course and have the potential for litigation if needed.

Beginning in April, 2006, we experienced a change in the numbers and curability of the loans being identified to us as problem loans by our investors. The table below shows the trend of problem loan notifications:



                                                            Total
                  Notification    # of      # of            Principal
  Investor        Date            Loans     Borrowers       Amount
  ----------------------------------------------------------------------
  A               04/01/06            1          1          $     241,000
  B               05/01/06            8          1          $   1,294,900
  C               05/01/06            6          1          $     929,900
  C               09/08/06            4          2          $   2,125,000
  B               10/01/06            2          1          $     368,000
  D               11/06/06            4          2          $   2,125,000
  D               11/15/06            2          1          $     800,000
  E               11/15/06            1          1          $     117,800
  B               11/15/06            4          2          $   1,759,000
  D               12/19/06            2          1          $     400,000
  B               01/30/07            4          2          $     824,500
  D               01/30/07            2          1          $     205,000

  Totals                              40         16         $  11,190,100


Accordingly, in connection with our evaluation of our internal controls required by Rule 13a-15, we have changed our accounting method with respect to these loans. Upon receipt of notice of a problem loan, the Chief Financial Officer will be notified. The weekly review will continue. At the end of each month, we will identify each loan that we have been notified as being a problem loan or we believe to possess some other difficulty. Each such loan will be reviewed to determine whether the problem identified will be cured or whether we should accrue a charge and how much. For the foreseeable future, the audit committee will discuss this monthly review with management and thereafter will review the situation on a quarterly basis.

In the event of potential for loan losses as a result of an early payoff default or premium recapture, the matter is elevated to the CEO and the CFO to determine on how to proceed or arrange for a settlement. The result of a settlement could be an extension to cure the claim or to indemnify the investor or a buy out of the liability.

..



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: March 12, 2007
                                      Transnational Financial Corporation


                                      /s/ Joseph Kristul
                                      -----------------------------------------
                                      Joseph Kristul, Chief Executive Officer